FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  August 23, 1996
                      (Date of earliest event reported)

       ANNTAYLOR STORES CORPORATION            ANNTAYLOR, INC.
       (Exact name of registrant as      (Exact name of registrant as
          specified in its charter)        specified in its charter)

      DELAWARE    1-10738   13-3499319  DELAWARE   1-11980  51-0297083
      (State or  (Commissi     (IRS      (State    (Commis     (IRS
        other     on File    Employer   or other    sion    Employer
      jurisdict   Number)   Identifica  jurisdic    File    Identifica
       ion of               tion No.)    tion of   Number)  tion No.)
      incorpora                         incorpor
        tion)                            ation)


                            142 WEST 57TH STREET
                          NEW YORK, NEW YORK 10019
               (Address, including zip code, of Registrants'
                       principal executive offices)

     Registrants' telephone number, including area code:  (212) 541-3300


           Item 5.  Other Events.

                     On August 23, 1996, AnnTaylor Stores Corporation, a Delaware corporation (the "Company"), announced that Sally Frame Kasaks resigned as Chairman and Chief Executive Officer and a Director of the Company and its wholly owned subsidiary, AnnTaylor, Inc., a Delaware corporation ("Ann Taylor"), and J. Patrick Spainhour, the Company's President and Chief Operating Officer, was promoted to Chairman and Chief Executive Officer. Since joining the Company in February 1996, Mr. Spainhour has been responsible for overseeing business operations including finance, information systems, logistics, human resources, store planning and real estate. He has also been responsible for worldwide sourcing for Ann Taylor, including the planned integration of certain assets of Cygne Designs, Inc. ("Cygne") and Ann Taylor's direct sourcing joint venture with Cygne, known as CAT U.S., Inc. and C.A.T. (Far
           East) Limited (collectively, "CAT"), into a new sourcing division of Ann Taylor. The planned acquisition by Ann Taylor of such assets and the stock of CAT is more fully described below.

                     The Company and Ann Taylor also announced, on August 28, 1996, that they entered into an amendment (the "Amendment") to their previously announced Stock and Asset Purchase Agreement, dated as of June 7, 1996 (the "Agreement"), with Cygne and Cygne Group (F.E.) Limited, a subsidiary of Cygne ("CGFE"). The Agreement provides for the acquisition (the "Acquisition") by Ann Taylor of (i) Cygne's entire interest in CAT and (ii) the assets of Cygne's Ann Taylor Woven
           Division (the "Division") that are used for sourcing merchandise for Ann Taylor.

                     As partial consideration for the Acquisition, the Agreement provides that the Company will issue to Cygne, on its behalf and on behalf of CGFE, shares of common stock, par value $.0068 per share, of the Company (the "Common Stock") having an aggregate value of $36,000,000 (based on the market price during the ten trading days prior to closing), but, except as described below pursuant to the Amendment, in no event more than 2.5 million shares (the "2.5 Million Cap").

                     The Amendment provides, among other things, that if, on the closing date of the Acquisition, (x) the 2.5 Million Cap is triggered and (y) the aggregate value of the Common Stock to be issued to Cygne is less than $32,500,000, then the Company will issue to Cygne shares of Common Stock having an aggregate value of $32,500,000 (based on the market price during the ten trading days prior to closing), but in no event more than 3.0 million shares. Ann Taylor, at its option, may deliver cash (the "Additional Cash") equal to the aggregate market value of all or a portion of any shares issuable in excess of the
           2.5 Million Cap (the "Additional Shares"). In addition, the Amendment provides that Cygne may terminate the Agreement if, at the time of the closing, the aggregate value of the Common Stock to be issued to Cygne, including any Additional Shares issuable or Additional Cash payable in lieu thereof, is less than $32,500,000.

                     On August 20, 1996, the Company released 1996 second quarter and six month operating results. For the quarter ended August 3, 1996, the Company reported net sales, gross profit, operating income, net income and net income per share of $187.9 million, $80.7 million, $8.3 million, $627,000 and $.03 per share, respectively. For the six months ended August 3, 1996, the Company reported net sales, gross profit, operating income, net income and net income per share of $372.3 million, $163.9 million, $18.9 million, $2.4 million and $.11, respectively.

                     Based on preliminary six month operating results of the Division and CAT, if the Acquisition had been consummated on February 4, 1996 and accounted for under the "purchase" method of accounting, ATSC's pro forma net sales, gross profit, operating income, net income and net income per share for the six months ended August 3, 1996, would have been $372.3 million, $170.9 million, $25.1 million, $4.7 million and $.18, respectively. The preliminary pro forma information set forth above has been derived from (i) the unaudited financial statements of the Company and (ii) the unaudited combined financial statements of the Division and CAT (the "Combined Entity"). The Company's financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Company's results for the unaudited six months. The financial statements of the Combined Entity, in the opinion of the current management of the Combined Entity, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Combined Entity's results for the unaudited six months. The preliminary pro forma information is presented for illustrative purposes only, and is not necessarily indicative of the operating results that might have been achieved had the Acquisition occurred as of an earlier date, nor is it necessarily indicative of operating results that may occur in the future.

                     The information set forth above is qualified in its entirety by reference to (i) a press release issued by the Company on August 23, 1996, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference,
           (ii) a press release issued by the Company on August 28, 1996, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference and (iii) the Amendment, a copy of which is attached hereto as Exhibit 3 and incorporated herein by reference.

           Item 7.  Financial Statements and Exhibits.

                (c)  Exhibits:

                     1.   Press release issued by the Company on
                          August 23, 1996.

                     2.   Press release issued by the Company on
                          August 28, 1996.

                     2.   Amendment to Stock and Asset Purchase
                          Agreement, dated as of August 27, 1996, by and between the Company, Ann Taylor, Cygne and CGFE.


                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANNTAYLOR STORES CORPORATION

                               By: /s/ Jocelyn F.L. Barandiaran
                                  Jocelyn F.L. Barandiaran
                                  Vice President

           Date:  August 29, 1996


                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANNTAYLOR, INC.

                               By: /s/ Jocelyn F.L. Barandiaran
                                  Jocelyn F.L. Barandiaran
                                  Vice President

           Date:  August 29, 1996


                                    EXHIBIT INDEX

                 Exhibit                   Description
                  Number

                    1         Press release issued by the Company
                              on August 23, 1996.

                    2         Press release issued by the Company
                              on August 28, 1996.

                    3 Amendment to Stock and Asset Purchase Agreement, dated as of August 27, 1996, by and between the Company, Ann Taylor, Cygne and CGFE.